Performance Award Agreement This AGREEMENT between Knowles Corporation, a Delaware corporation (the “Company”), and [Employee Name] (the “Grantee”) is made as of February 15, 2018 (the “Grant Date”), subject to the Grantee’s acceptance of this Agreement in accordance with Section 15 hereof. WHEREAS, the Company has adopted the Knowles Corporation 2016 Equity and Cash Incentive Plan (the "Plan") in order to, among other things, motivate employees of the Company and its subsidiaries to act in the long-term best interests of the Company and its stockholders; and WHEREAS, the Company has determined to grant the Grantee a Performance Award in the form of performance-based restricted stock units (“PSUs”) as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company. NOW, THEREFORE, the Company and the Grantee agree as follows: 1. Grant of Performance Award. 1.1. The Company hereby grants to Grantee an award of PSUs with respect to its common stock, par value $0.01 per share, pursuant to the 2016 Equity and Cash Incentive Plan (as amended from time to time, the “Plan”) as indicated below, with a notional value based on the Company’s common stock price on the Grant Date subject to adjustment pursuant to the terms provided in this Agreement and Appendix A (the “Award”) and the execution or electronic acceptance of this Agreement by the Grantee. Subject to Section 5, payment with respect to vested PSUs shall be made entirely in the form of Common Stock in accordance with Section 3. Target number of PSUs: [Number] 1.2. This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definition and meaning as set forth in the Plan. 2. Performance Period. The number of PSUs that the Grantee may earn is based on Knowles performance over a three year period (the “Performance Period”). The Performance Period applicable to this Award shall commence and expire as provided in Appendix A. 3. Determination of Award. As soon as possible after the end of the Performance Period, the Compensation Committee of the Board of Directors of the Company (the “Committee”) will certify whether the applicable performance objectives set forth in Appendix A have been met for the Performance Period and determine the number of shares of Common Stock, if any, payable in accordance with this Agreement, subject to the right of the Committee to adjust the payout level of the PSUs as may be provided in the Plan or as the Committee otherwise determines to reflect the impact of specified corporate transactions (such as a stock split or dividend), special charges, accounting or tax law changes and other extraordinary or nonrecurring events.

Page 2 4. Issuance of Common Stock. Following the end of the Performance Period, the Committee shall determine the final number of PSUs earned by the Grantee, which determination shall be final and binding. As soon as practicable following the date that the Committee certifies that the applicable performance measures have been met (but in any event no later than March 15th after the end of the Performance Period), the Company shall issue a share of Common Stock with respect to each vested PSU, less that number of shares of Common Stock which, subject to Section 8, may be credited to cover applicable taxes on the Award, and such shares of Common Stock will be issued in the form of book entry shares in the name of the Grantee. PSUs will only be settled in shares of Common Stock. Any other settlement modality shall be considered an exception, which would have to be approved separately by the Committee. 5. Forfeiture of Award. 5.1 Termination of Employment. If, prior to the end of the Performance Period, the Grantee’s employment terminates for any reason, other than death, Disability, Retirement or Change in Control, this Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under Sections 3 or 4 of this Agreement or otherwise under this Agreement. 5.1(a) Disability or Death. If the Grantee becomes Disabled or terminates employment due to death, the Grantee shall vest in the number of PSUs that would have been earned, assuming achievement of the performance measures at the “Target” level, and multiplied by a fraction equal to the months during the Performance Period prior to the Grantee’s Disability or death over the months in the Performance Period. The Award shall be settled within 60 days following the Grantee’s date of death or Disability. 5.1(b) Retirement. If the Grantee’s employment terminates as a result of Retirement by the Grantee, subject to the conditions set forth in Section 7, the Award shall continue to vest as if the Grantee’s employment had not terminated until such time as the Performance Period has lapsed and the Award shall be settled in accordance with Section 4. 5.1(c) Change in Control. If the Grantee’s employment terminates as a result of a Change in Control as provided in Section 6.9(a) of the Plan, then the Award shall be settled within 60 days following the Grantee’s termination of employment, based on the change in control vesting provisions set forth in Appendix A; provided, however, if (i) the Award is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code, (ii) the Grantee satisfies or would satisfy the age and service requirements for “Retirement” during the Performance Period and (iii) the Change in Control is not a “change in control event” within the meaning of Section 409A, then the Award shall be settled following the conclusion of the Performance Period in accordance with Section 4 of this Agreement. If a Change in Control occurs as provided in Section 6.9(b) of the Plan where the Award is not effectively assumed, then the Award shall be settled within 60 days following such Change in Control; provided, however, the Award shall be settled at the times specified in Section 4 or, if earlier, Section 5.1(a) if either (i) the Award is subject to Section 409A of the Code and the Change in Control does not constitute a “change in control” event within the meaning of Section 409A of the Code or (ii) otherwise required to comply with Section 409A of the Code. 5.1(d) Definitions. “Disability” or “Disabled” shall mean the permanent and total disability of the Grantee within the meaning of Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code. The determination of your Disability shall be made by the Committee in its sole discretion. “Retirement” shall mean (i) the termination of the Grantee’s employment with the Company and its Affiliates if, at the time of such termination of employment, the Grantee has attained age sixty two (62) and completed five (5) years of service with the Company and its Affiliates (including service with Dover Corporation and its affiliates prior to the Company’s Spin-Off), and (ii) the Grantee complies with the non-competition restrictions set forth below.

Page 3 5.2 Misconduct. If prior to the issuance of shares of Common Stock under this Agreement, the Grantee has (i) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Subsidiaries, (ii) breached any contract with, violated any policy of the Company or any of its Subsidiaries (including, without limitation, the Company’s Insider Trading and Confidentiality Policy and Anti-hedging and Anti-pledging Policy, as such policies may be modified from time to time, or violated any fiduciary obligation to the Company or any of its Subsidiaries, or (iii) engaged in unlawful trading in the securities of the Company or any of its Subsidiaries or of another company based on information gained as a result of that Grantee’s employment with, or status as a director to, the Company or any of its Subsidiaries (each of (i), (ii) and (iii) shall be considered “Cause” under the Plan), unless such misconduct or violation is waived in writing by the Compensation Committee or the General Counsel of the Company, the Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under Section 4 or otherwise under this Agreement. (Copies of the current version of the Company’s Anti-hedging and Anti-pledging Policy are available on the Merrill Lynch stock plan administration website.) By accepting this Agreement, Grantee acknowledges his/her understanding that nothing contained in this Agreement limits Grantee’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). Grantee further understands that this Agreement does not limit Grantee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Agreement shall limit Grantee’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 6. Restrictions on Transfer. The Award and the shares of Common Stock issued under this Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated until such shares have vested and been issued. 7. Non-Competition. The enhanced benefits of Retirement provided to Grantee hereunder shall be subject to the provisions set forth herein. If Grantee terminates due to Retirement, Grantee shall be deemed to have expressly agreed not to engage, directly or indirectly in any capacity, in any business in which the Company or any Affiliate at which Grantee was employed at any time in the three (3) years immediately prior to termination of employment was engaged, as the case may be, in the geographic area in which the Company or such Affiliate actively carried on business at the end of Grantee’s employment there, for the period remaining after Grantee’s termination of employment until the end of the Performance Period set forth herein. In the event that Grantee fails to comply with the non-compete provisions set forth herein, Grantee shall forfeit the enhanced benefits realized upon a termination due to Retirement referred to above and shall return to the Company the economic value theretofore realized by reason of such benefits, as determined by the Committee. If the non-compete provisions of this Award shall be unenforceable, the Committee may rescind the benefits of Retirement set forth above. 8. Limitation of Rights. During the Performance Period, the Grantee shall not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to any PSUs or shares of Common Stock which may be issued pursuant to this Award. 9. Taxes. Prior to the delivery to the Grantee (or the Grantee’s estate, if applicable) of book entry shares with respect to the PSUs in respect of which all restrictions have lapsed, the Grantee (or the Grantee’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such shares of Common Stock. By accepting and returning this Agreement in the manner provided in Section 15, the Grantee (or the Grantee’s estate) shall be deemed to elect to have the Company withhold whole shares of Common Stock having an aggregate Fair Market Value equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such

Page 4 election to continue in effect unless or until the Grantee (or the Grantee’s estate): (i) notifies the Company not less than 10 days before such delivery that the Grantee (or the Grantee’s estate) will satisfy such obligation in cash prior to delivery of the shares of Common Stock to the Grantee: and (ii) not less than 2 days prior to delivery of the shares of Common Stock pays the Withholding Taxes in cash to the Company or its designee, in which event the Company shall not withhold a portion of such shares of Common Stock as otherwise provided in this Section 8. Any fraction of a share which would be required to satisfy Withholding Taxes obligation shall be disregarded and the remaining amount due shall be paid in cash by the Grantee. 10. IRS Section 409A. This Award is intended to comply with or be exempt from Section 409A of the Code to the maximum extent possible. If the Company determines that the Award granted under this Agreement is or may be subject to Section 409A of the Code, then the shares of Common Stock that are scheduled to be issued to the Grantee upon “separation from service” will be delayed until the first day of the seventh month following your “separation from service” with the Company or its “affiliates” within the meaning of Section 409A (or following the date of participant’s death, if earlier) to the extent required to comply with Section 409A of the Code. 11. Clawback. Grantee acknowledges that this Award is subject to the Company’s Clawback Policy, as in effect on the date of this Agreement. (A copy of the current version of the Company’s Clawback Policy is available on the Merrill Lynch stock plan administration website.) 12. Grantee Bound by the Plan. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. (A copy of the current version of the Plan is available on the Merrill Lynch stock plan administration website.) 13. Nontransferability. Neither this Agreement or the Award is transferable by the Grantee except as provided or permissible under the Plan. 14. Acceptance. The PSUs granted to the Grantee pursuant to the Award shall be subject to the Grantee’s acceptance of this Agreement. Grantee is required to accept this Award either: (a) electronically within his/her stock plan account with the Company’s stock plan administrator according to the procedures then in effect; or (b) by returning an executed counterpart of this Agreement to the Company. The acceptance of this Award constitutes acknowledgement of receipt of the Plan and consent to the terms of the Plan and this Award as described in the Plan and this Agreement. 15. No Right to Continued Employment. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate the Grantee’s employment, nor confer upon the Grantee any right to continuance of employment by the Company or any of its Subsidiaries or continuance of service as a Board member. 16. Modification of Agreement. The provisions of this Agreement may not be amended without the written consent of Grantee where such amendment would materially impair Grantee’s rights under this Agreement. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. Notwithstanding the foregoing, the Committee retains discretion, without the need to obtain the consent of the Grantee, to determine and adjust payouts in accordance with Section 3 hereof and the Appendix A attached hereto. 17. Severability. Should any provisions of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 18. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to any conflicts of laws principles. 19. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee’s legal representatives. All obligation imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee’s heirs, executors, administrators and successors.

Page 5 20. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Subsidiaries for all purposes. 21. Entire Agreement. This Agreement and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. 22. Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. 23. Counterparts. This Agreement may be executed or accepted simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. KNOWLES CORPORATION By: /s/ Raymond D. Cabrera, SVP Human Resources and Administration GRANTEE __________________________________________________ Signature